                                                                       Exhibit 1

                            PNC Funding Corp, Issuer
                                       and
                            PNC Bank Corp., Guarantor

                             Underwriting Agreement


                                                             New York, New York
                                                             February 4, 2000

To the Representatives
   named in Schedule I
   hereto of the
   Underwriters named in
   Schedule II hereto


Dear Sirs:

                  PNC Funding Corp, a Pennsylvania corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in
Schedule I hereto (together with the guarantees mentioned below, the "Securities") to be guaranteed by PNC Bank Corp., a Pennsylvania corporation (the "Guarantor"), and to be issued under an indenture dated as of December 1, 1991, among the Company, the Guarantor and The Chase Manhattan Bank (formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company), as trustee (the "Trustee"), as amended by a Supplemental Indenture dated as of February 15, 1993, among the Company, the Guarantor and the Trustee and the Second Supplemental Indenture (the "Second Supplemental Indenture") to be entered into among the Company, the Guarantor and the Trustee (as amended, the "Indenture"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

                  1. Representations and Warranties. The Company and the Guarantor represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Company and the Guarantor meet the
                  requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto), on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company and the Guarantor may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus have been included in an amendment to such registration statement prior to the Effective Date. The Company and the Guarantor will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                           (ii) The Company and the Guarantor meet the
                  requirements for the use of Form S-3 under the Act and have filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company and the Guarantor may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company and the Guarantor will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company and the Guarantor included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantor make no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in
         Schedule I hereto.

                  2. Purchase and Sale. Subject to the receipt of consents representing at least a majority of the aggregate principal amount of outstanding 7.50% Subordinated Notes Due 2009 authorizing the execution and delivery of the Second Supplemental Indenture and subject to such other terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to, and the Guarantor agrees to cause the Company to, sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the number of shares of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company and the Guarantor may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay, and the Guarantor will cause the Company to pay, to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into, and the Guarantor will cause the Company to enter into, Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in
Schedule II hereto less the aggregate principal amount of Contract Securities.

                  3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement among the Representatives, the Company and the Guarantor or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds. Delivery of the Underwriters' Securities shall be made at such location in The City of New York as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names (including the nominee for any depositary which will hold

Securities to be established for "book entry" issuance and transfer) and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

                  The Company and the Guarantor agree to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

                  4. Agreements. The Company and the Guarantor jointly and severally agree with the several Underwriters that:

                  (a) The Company and the Guarantor will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company and the Guarantor will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company and the Guarantor have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company and the Guarantor will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and the Guarantor will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),
         (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantor promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Guarantor will make generally available to its security holders and to the Representatives an earnings statement or statements of the Guarantor and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company and the Guarantor will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company and the Guarantor will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company and the Guarantor will use their best efforts to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that neither the Company nor the Guarantor shall be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where they are not now subject.

                  (f) Until the business day following the Closing Date, the Company and the Guarantor will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantor contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Company and the Guarantor of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company and the Guarantor shall have furnished to the Representatives the opinion of Victor M. DiBattista, Esq., Chief Regional Counsel of the Guarantor, dated the Closing Date, to the effect that:

                           (i) Each of the Company and the Guarantor is a
                  corporation validly organized and presently subsisting under the laws of the Commonwealth of Pennsylvania with all requisite corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on the Guarantor or the Company, as the case may be; and the Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

                           (ii) PNC Bank, National Association ("PNC Bank,
                  N.A.") is a national banking organization validly existing in good standing under the laws of the United States, with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus, except for such power and authority the absence of which would not have a material adverse effect on PNC Bank, N.A.;

                           (iii) all the outstanding shares of capital stock of
                  PNC Bank, N.A. have been duly and validly authorized and issued and (except as provided in 12 U.S.C. Section 55) are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of PNC Bank, N.A. are owned by the Guarantor either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                           (iv) the Guarantor's authorized equity
                  capitalization, if set forth in the Final Prospectus, is as set forth in the Final Prospectus; the Securities conform in all material respects to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company and the Guarantor have filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and nothing has caused such counsel to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                           (v) the Indenture has been duly authorized, executed
                  and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, receivership, readjustment of debt, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general equitable principles (whether considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company and the Guarantor entitled to the benefits of the Indenture;

                           (vi) to the best knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Guarantor or any of its subsidiaries fairly summarize such matters in all material respects;

                           (vii) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained or incorporated therein, and that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of that Act and the Exchange Act and the respective rules thereunder; and nothing has come to the attention of such counsel that has caused such counsel to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that such counsel does not express any opinion or belief as to the financial statements or schedules or other data of a statistical or financial nature included or incorporated therein or as to that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act;

                           (viii) this Agreement and any Delayed Delivery
                  Contracts have been duly authorized, executed and delivered by the Company and the Guarantor;

                           (ix) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (x) neither the issue and sale of the Securities, nor
                  the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will (A) violate the charter or by-laws of the Company or the Guarantor, or (B) violate, result in a breach of, or constitute a default under the terms of any material indenture or other material agreement or instrument known to such counsel and to which the Company, the Guarantor or PNC Bank, N.A. is a party or bound, or (C) violate any material order or regulation known to such counsel to be applicable to the Company, the Guarantor or PNC Bank, N.A. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, or the Guarantor or PNC Bank, N.A.; and

                           (xi) no holders of securities of the Company have
                  rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel will opine only as to matters involving the application of the laws of the Commonwealth of Pennsylvania or the United States and may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are reasonably satisfactory to counsel for the Underwriters, except that it will not be required that such counsel obtain an opinion of New York counsel as to matters of New York law in order to render such opinion or that such counsel express an opinion as to matters arising under the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania and matters of federal law arising under the laws of the United States of America, and
         (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company or the Guarantor and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Guarantor shall have furnished to the Representatives a certificate of the Guarantor, signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Guarantor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  and the Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Guarantor have complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Guarantor's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Guarantor and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (e) At the Closing Date, Ernst & Young shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited consolidated
                  financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited consolidated financial statements made available by the Guarantor and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors of the Guarantor and the audit and executive committees thereof and inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters of the Guarantor and its subsidiaries as to transactions and events subsequent to the date of the most recent audited consolidated financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that: (1) any unaudited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to the financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus; or (2) with respect to the period subsequent to the date of the most recent audited consolidated financial statements incorporated in the Registration Statement and the Final Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any increases in borrowed funds of the Guarantor and its subsidiaries or any decreases in the capital stock (defined as each of the individual dollar amounts of preferred stock, common stock, and capital surplus) of the Guarantor or the stockholders' equity of the Guarantor as compared with the amounts shown on the most recent consolidated balance sheet incorporated in the

                  Registration Statement and the Final Prospectus, or for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total or per share amounts of consolidated net income of the Guarantor or consolidated net interest income except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Guarantor as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Guarantor and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, including the information included or incorporated in Items 1, 5, 6 and 7 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Guarantor's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and Final Prospectus, agrees with the accounting records of the Guarantor and its subsidiaries, excluding any questions of legal interpretation.

                           References to the Final Prospectus in this paragraph
         (e) include any supplement thereto at the date of the letter.

                           If provided for in Schedule I hereto, at the Execution Time, Ernst & Young shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Guarantor and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Guarantor's debt securities by Moody's

         Investors Service, Inc., or Standard & Poor's Corporation, or any public announcement that any such organization has under surveillance or review their ratings of any of the Guarantor's debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), and if, in any such case, the effect thereof in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the purchase of the Securities.

                  (h) Prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request in connection with the offering of the Securities.

                  (i) The Company and the Guarantor shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Guarantor will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. In no event shall the Company or the Guarantor be liable to the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

                  7. Indemnification and Contribution. (a) The Company and the Guarantor agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantor by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or that part of the Registration Statement constituting the "Statement of Eligibility and Qualification" (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities, if any, to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Guarantor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Guarantor by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Guarantor acknowledge that the statements set forth in the last paragraph of the cover page, and under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) of this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable, the Company and the Guarantor, on the one hand, and the Underwriters severally, on the other hand, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company, the Guarantor and one or more of the Underwriters may be subject in proportion to the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities, such that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company and the Guarantor are responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantor, on the one hand, and the

Underwriters severally, on the other, shall contribute in such proportion as is appropriate to reflect not only such relative benefits as described in the immediately preceding sentence but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantor on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company and the Guarantor who shall have signed the Registration Statement and each director of the Company and the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non defaulting Underwriter or the Company or the Guarantor. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Guarantor prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Guarantor's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Pennsylvania authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantor or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Guarantor or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or transmitted by any standard form of telecommunication, at the address specified in Schedule I hereto; or, if sent to the Company or the Guarantor, will be mailed, delivered or transmitted by any standard form of telecommunication to it at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, attention of the Senior Vice President and Chief Financial Officer of the Guarantor.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                                -- END OF PAGE --
                      [signatures appear on following page]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and the several Underwriters.


                                             Very truly yours,

                                             PNC Funding Corp



                                             By: /s/  LISA MARIE KOVAC
                                                ---------------------------
                                                Name: Lisa Marie Kovac
                                                Title: Assistant Treasurer


                                             PNC Bank Corp.



                                             By: /s/ RANDALL C. KING
                                                ----------------------------
                                                 Name: Randall C. King
                                                 Title: Senior Vice President
                                                        and Treasurer


Confirmed and accepted,
intending to be legally
bound, as of the date specified
in Schedule I hereto.


By: Salomon Smith Barney Inc.



By: /s/  J. KENNETH MCPHAIL
   ------------------------------
   Name: J. Kenneth McPhail
   Title: Director

For itself and the other
several Underwriters, if
any, named in Schedule II
to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated February 4, 2000

Registration Statement No. 333-88479

Representatives: Salomon Smith Barney Inc.
                 388 Greenwich Street
                 New York, NY 10013

Title, Purchase Price and Description of Securities:

       Title:                         7.50% Subordinated Notes Due 2009

       Principal Amount:              $100,000,000

       Public offering price:         At prices to be determined based on the
                                      prevailing market price

       Purchase price:                97.761% of the Principal Amount plus
                                      accrued interest, if any, from
                                      November 2, 1999

       Sinking fund provisions:       None

       Redemption provisions:         None

       Other provisions:              None

       Closing Date, Time and Location:   February 15, 2000, 10:00 a.m. at the
                                          offices of Cravath, Swaine & Moore,
                                          Worldwide Plaza, 825 Eighth Avenue,
                                          New York, NY 10019-7475

       Type of Offering:              Delayed Offering

       Delayed Delivery Arrangements: None

         Fee: N/A

         Minimum principal amount of each contract:           N/A

         Maximum aggregate principal amount of all contracts: N/A

Modification of items to be covered by the letter from Ernst & Young delivered pursuant to Section 5(e): Letter from Ernst & Young LLP to be delivered pursuant to Section 5(e) at the Closing Date, not also at the Execution Time

                                   SCHEDULE II


                                                      Principal Amount
                                                      of Securities To
Underwriters                                            Be Purchased
------------                                          ----------------

Salomon Smith Barney Inc.                               $100,000,000
                                                        ------------


         Total ...................                      $100,000,000
                                                        ============

                                  SCHEDULE III


                                 Not applicable